PAGE 1
--------------------------------------
Keystone Growth and Income Fund (S-1)
Seeks growth of capital and long-term growth of income.

Dear Shareholder:

We are writing to report to you on the performance of Keystone Growth and Income Fund (S-1) for the twelve- month period which ended August 31, 1996. Following our letter is a discussion with your Fund's manager and complete financial information.

Performance

For the fiscal year which ended August 31, 1996, your Fund returned 17.31%. For the same period, the Standard & Poor's 500 Index (S&P 500), a broad-based index of common stocks, returned 18.72%.

  These returns reflect the strong performance of the markets and our careful stock selection during the twelve- month period. We believe your Fund's results were partly the result of your Fund's emphasis on stocks of established, high quality companies.

Market environment

The market was led by blue chip stocks--securities that comprised a significant share of your Fund's holdings. These stocks provided excellent returns to investors during the twelve-month period. Strong corporate earnings and a favorable economic environment sent blue chip stocks to new highs in 1996. However, this performance was not steady throughout the period.

  In the Spring of 1996, stronger than expected employment and economic reports raised fears of inflation and higher interest rates. This, in turn, worried stock investors who had been depending on low interest rates to support stock valuations. Investors reacted to this uncertainty in June and July by selling stocks, which resulted in a short-term market correction. The declines were short-lived, as indications of slower economic growth appeared and stocks rallied in August. The effects of this volatile market were more apparent for small- and mid-sized company stocks, which experienced sharp price declines in June and July.

Investment strategy

In managing your Fund, we maintained a significant emphasis on stocks of established, high quality companies with dominant market positions, experienced management teams, and solid balance sheets. We focused on companies with earnings growth rates which exceeded the average growth rate of companies contained in the S&P 500. These companies are highly visible and represent some of the most well managed business enterprises in the world.

A conservative strategy in a volatile market

We maintained a conservative strategy in managing your Fund even though the fundamentals for many of the companies in which your Fund invested remained favorable. We emphasized diversification and kept our industry weightings relatively close to the weightings of the S&P 500 for most of the period. As a result, the Fund had a higher weighting of blue chip stocks than other growth and income funds, which we believed helped to limit price declines this summer.

(continued)

PAGE 2
--------------------------------------
Keystone Growth and Income Fund (S-1)

Our outlook

We are expecting the favorable economic fundamentals of 1996 to continue into 1997. However the stronger-than- expected economic growth of the first half of 1996 should slow to more moderate levels. Inflation should remain under control, despite some wage pressures, which should allow interest rates to remain relatively stable.

  For investors with long-term goals, we continue to believe that stocks offer the best potential returns. However, we are now in the sixth year of a stock market rally--the longest since the end of World War II. While we have a favorable outlook for next year, history has shown that strong performance does not persist indefinitely. Stocks periodically experience price declines. We witnessed this type of "correction" in June and July, followed by a recovery in August. With this in mind, we encourage you to keep the above average stock market returns of the last few years in perspective.

  We are pleased to inform you that Keystone has agreed to be acquired by First Union Corporation. The acquisition is subject to a number of conditions, including approvals of investment advisory agreements with Keystone by fund shareholders. First Union is a financial services firm based in Charlotte, North Carolina. It is the nation's sixth largest bank holding company with assets of approximately $140 billion. First Union, through its wholly- owned subsidiary Evergreen Asset Management Corp., manages more than $16 billion in 36 mutual funds. Keystone will remain a separate entity after its acquisition and will continue to provide investment advisory and management services to the Fund. We believe First Union's acquisition of Keystone should strengthen the investment management services we provide to you.

  Thank you for your continued support of Keystone Growth and Income Fund (S-1). If you have any questions or comments about your investment, we encourage you to write to us.

Sincerely,                           [PHOTO                  [PHOTO]
                                  AND CAPTION               AND CAPTION
/s/ Albert H. Elfner, III    ALBERT H. EFNER, III]   CAPTION: GEORGE S. BISSELL]
-------------------------
Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

/s/ George S. Bissell
--------------------------
George S. Bissell
Chairman of the Board
Keystone Funds

October 1996

PAGE 3
--------------------------------------

                              A Discussion With
                              Your Fund Manager

                         [PHOTO OF JUDITH A. WARNERS]

                                  [CAPTION]
     Your Fund is managed by Judith A. Warners, vice president and portfolio manager. A member of the Boston Security Analysts Society, Ms. Warners has
     over 14 years of investment management experience. She holds a BA from Curry College and an MBA from Babson College. Together with Keystone's core equity group headed by Walter McCormick, she selects stocks of established companies for your Fund.


Q What was the economic environment like during the twelve-month period?

A This was a generally favorable environment for stocks. At the end of 1995, economic growth was moderate, inflation was contained, and interest rates had declined. At the beginning of 1996, this environment changed. While stock prices rose, they fluctuated broadly as virtually every new economic statistic triggered a debate over growth and inflation and whether or not the Federal Reserve Board would raise interest rates. In June and July, stock prices experienced significant declines. We believe this short-term correction helped wring out the excesses in the market and bring stock prices back to more reasonable levels.

Q   How did you manage the portfolio in this environment?

A As it became apparent that we were moving into a new environment, we pursued a strategy aimed at minimizing the effects of price changes on the portfolio. We reduced our under- and overweightings of specific sectors and stocks, and emphasized companies at the higher end of the quality range. These tended to be larger companies with solid records of earnings growth and dividend payments. We also increased the Fund's diversification and focused on companies that dominate their markets and have been in business for a long time. Many of the Fund's holdings are household names. Coca-Cola, General Electric, Microsoft, and Gillette are just a few of the highly visible companies in which we invested. We think this helped us to minimize price declines experienced by mid- and small-cap stocks during June and July.

Q   Where did you find attractive opportunities?

A We found a number of large pharmaceutical companies attractive during the twelve-month period. As of August 31, 1996, the Fund's drug holdings accounted for 8.2% of net assets. Some of the companies that met our investment criteria were Rhone- Poulenc Rorer, American Home Products, and Pharmacia & Upjohn. All of these are international companies. We believe they have promising new products in the pipeline and should benefit from cost efficiencies following major acquisitions or mergers. In

Fund Profile
Objective: Seeks growth of capital and long-term growth of income. Commencement of investment operations: September 11, 1935
Stocks: 94
Net assets: $225 million
Newspaper listing: "GrIncS1"

PAGE 4
--------------------------------------
Keystone Growth and Income Fund (S-1)

Your Fund Invests In . . .
(bullet) Established companies with attractive earnings growth
(bullet) Companies with experienced management, a dominant market position and solid balance sheets
(bullet) Undervalued stocks and restructuring situations
(bullet) Primarily large and mid-sized companies, such as those contained in the S&P 500 and the S&P 400 MidCap indexes
(bullet) U.S. stocks and stocks of established foreign companies
--------------------------------------

addition, we thought the stocks of these companies were inexpensive relative to their potential earnings growth. After the close of the fiscal period we took profits in selected holdings which reduced our weighting in this area.

Q   Finance has been a continuing theme in the portfolio. In what types of financial companies did you invest?

A At 14.1% of net assets on August 31, 1996, finance stocks comprised the Fund's largest industry sector. We invested in a variety of financial companies. In the banking area, we emphasized stocks that we believed would benefit from consolidation in the industry. These included Bank of Boston and BankAmerica. We also invested in leading financial services companies, including Associates First Capital, a well-capitalized mortgage company, 80% of which is owned by Ford. In the new issue market, we took advantage of the initial public offering for Travelers/Aetna Property Casualty.

Top 5 Industries
as of August 31, 1996
                       Percentage of
     Industry           net assets
 ------------------   --------------
Finance                    14.1
Drugs                       8.2
Telecommunications          7.1
Foods                       7.0
Capital goods               6.1


Top 10 Holdings
as of August 31, 1996
                                                              Percentage
              Stock                        Industry          of net assets
 ---------------------------------   -------------------     ---------------
General Electric                     Capital goods                2.9
Coca-Cola                            Foods                        2.6
Exxon                                Oil                          2.0
Royal Dutch Petroleum                Oil                          1.9
Microsoft                            Software Services            1.9
American Home Products               Drugs                        1.8
Federal National Mortgage Assoc.     Finance                      1.8
Intel                                Electronics products         1.8
Beacon Properties(1)                 Finance                      1.6
GCR Holdings                         Insurance                    1.5

Q   Energy stocks accounted for 10.1% of net assets on August 31, 1996. In what types of stocks did you invest?


A We were attracted to companies in the oil services business. These companies support the drilling part of the industry. They may supply the oil rigs, tool bits, boats, pumping equipment or seismology services. Many of these companies undertook major restructuring programs over the last several years. They have become more streamlined and productive and have more aggressive and efficient managements. In addition, demand for their expertise has increased. This is because, after several years of overcapacity, demand for energy has come in line with supply. In order to rebuild inventories, the major oil companies have enlisted the help of oil services firms. Schlumberger and Tidewater are two of the energy services companies in which we invested.

--------------------------
(1)Real estate invesmtent trust

PAGE 5
--------------------------------------


Q   You also invested in some of the major oil companies. Tell us about them.

A We held shares of Exxon, Mobil, and Royal Dutch Petroleum. We believe these companies should continue to benefit from the restructuring efforts they have undertaken over the past several years. Stocks in this sector have historically provided attractive dividends and relatively consistent performance. We believe their more cost-effective way of conducting business should be a positive contributor to earnings growth rates.

Q   Prices of technology stocks fluctuated broadly over the twelve-month period. What was your strategy in this sector?

A Our investment criteria was the same for technology stocks as for stocks in other industry sectors. We focused on large, well known companies with strong earnings histories, established product lines, and recognized brand names. Microsoft, Sun MicroSystems, Lucent Technologies, and MFS Communications were some of the technology stocks we held in the portfolio. While the technology sector has been volatile this year, we emphasized established companies which have provided more consistent performance than smaller technology firms. On August 31, 1996, the Fund's technology holdings accounted for 13.2% of net assets.

Q   The capital goods sector comprised 6.1% of net assets at the end of the period. What was attractive there?

A The Fund's weighting in the capital goods sector is a bit misleading because of the Fund's number one stock holding, General Electric, which comprised 2.9% of net assets on August 31, 1996. This industrial company has been a solid contributor to your Fund's returns for several years. GE has changed into a more diversified and globally competitive company that we think excels in each of its many business lines. Today the company's businesses range from power generating equipment and jet engines to financial services; these products appeal to many developed countries. GE's products also include television broadcasting (NBC) and financial services products (credit cards).

  In the balance of the capital goods sector we emphasized high quality companies that we believed would benefit from the strong economic growth reported earlier this year. These companies included Deere & Co., Emerson Electric, and Foster Wheeler.

Q   What is your outlook?

A We believe the economy should continue to grow at a moderate rate, inflation should remain relatively low, and long-term interest rates should stay within a range of 6.50% to 7.50%. In the months ahead, we will continue with our strategy of investing in well- established companies with strong records of earnings growth. We believe the Fund's high quality portfolio should provide it with the potential to produce solid returns over the long term.

                                  [diamond]

                  This column is intended to answer questions
                    about your Fund. If you have a question
                   you would like answered, please write to:
                    Keystone Investment Distributors Company
                  Attn: Shareholder Communications, 22nd Floor
             200 Berkeley Street, Boston, Massachusetts 02116-5034.

PAGE 6
--------------------------------------
Keystone Growth and Income Fund (S-1)

Your Fund's Performance


Growth of an investment in
Keystone Growth and Income Fund (S-1)

In Thousands
[mountain chart]
          Initial Investment       Reinvested Distributions
8/86      10000                    10000
          10678                    13480
8/88       7424                    10170
           9737                    13729
8/90       9004                    13102
           9851                    16354
8/92       9086                    16417
           9969                    18766
8/94       9102                    18631
           9012                    21214
8/96       9824                    24886

Total Value: $24,886

A $10,000 investment in Keystone Growth and Income Fund (S-1) made on August 31, 1986 with all distributions reinvested was worth $24,886 on August 31, 1996. Past performance is no guarantee of future results.


Twelve-Month Performance       as of August 31, 1996

Total return*                  17.31%
Net asset value    8/31/95     $22.98
                   8/31/96     $25.05
Dividends                      $ 0.20
Capital gains                  $ 1.54

* Before deduction of contingent deferred sales charge (CDSC).


Historical Record              as of August 31, 1996

                                 If you      If you did
Cumulative total return         redeemed     not redeem
1-year                            14.31%        17.31%
5-year                            52.17%        52.17%
10-year                          148.86%       148.86%
Average annual total return
1-year                            14.31%        17.31%
5-year                             8.76%         8.76%
10-year                            9.55%         9.55%


There is no sales charge when you buy Fund shares. The Fund currently imposes a contingent deferred sales charge that declines from 4% to 1% if you redeem shares within four years of purchase. The one- year return reflects the deduction of the 3% contingent deferred sales charge for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment received the one-year return reported in the second column of the table.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

  You may exchange your shares to another Keystone fund for a $10 fee by contacting Keystone directly. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 7
--------------------------------------

Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone Growth and Income Fund (S-1), Standard and Poor's 500 Index and the Consumer Price Index.

In Thousands             August 31, 1986 through August 31, 1996
[line chart]
                         Standard & Poor's        Consumer Price
          Fund           500 Index (S&P 500)      Index (CPI)
8/86      10000          10000                    10000
          13480          13428                    10428
8/88      10170          11015                    10848
          13729          15277                    11358
8/90      13102          14491                    11996
          16354          18382                    12452
8/92      16417          19854                    12844
          18766          22874                    13200
8/94      18631          24126                    13583
          21214          29301                    13938
8/96      24886          34794                    14312

S&P 500  $34,794
Fund     $24,886
CPI      $14,312
                                  Fund Average
                              Annual Total Returns
               1 Year              5 Year              10 Year
               14.31%               8.76%               9.55%

Past performance is no guarantee of future results. The one-year return reflects the deduction of the Fund's 3% contingent deferred sales charge for shares held for more than one year. Consumer Price Index is through August 31, 1996.


This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Growth and Income Fund (S-1)

The Fund seeks growth of capital and long-term growth of income. The return is quoted after deducting sales charges (if applicable), fund expenses and transaction costs and assumes reinvestment of all distributions.

2. Standard & Poor's 500 Index (S&P 500)

The S&P 500 is a broad-based unmanaged index of common stock prices. It is comprised of stocks of the largest U.S. companies. These stocks are selected and compiled by Standard & Poor's Corporation according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

  These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding what the chart means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

  This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is

PAGE 8
--------------------------------------
Keystone Growth and Income Fund (S-1)


based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance can be distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

  Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes do not include costs of investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of several measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future returns may be different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 9
-------------------------------------


SCHEDULE OF INVESTMENTS--August 31, 1996

                                                        Market
                                          Shares         Value
--------------------------------------   -------    --------------
COMMON STOCKS (93.8%)
ADVERTISING & PUBLISHING (1.0%)
Tribune Co.                                30,000    $  2,156,250
--------------------------------------   -------    --------------
AEROSPACE (1.5%)
Boeing Co. (The)                           25,000       2,262,500
United Technologies Corp.                  10,300       1,161,325
--------------------------------------   -------    --------------
                                                        3,423,825
--------------------------------------   -------    --------------
AMUSEMENTS (0.7%)
American General Hospitality Corp.         90,000       1,586,250
--------------------------------------   -------    --------------
AUTOMOTIVE (4.1%)
Chrysler Corp.                             67,600       1,968,850
Danaher Corp.                              55,000       2,282,500
Ford Motor Co. Del                         60,000       2,010,000
General Motors Corp.                       12,000         597,000
Toyota Motor Corp.                        100,000       2,411,191
--------------------------------------   -------    --------------
                                                        9,269,541
--------------------------------------   -------    --------------
BUSINESS SERVICES (2.7%)
Thermo Electron Corp.                      82,500       3,269,063
USA Waste Services, Inc. (b)              100,000       2,750,000
--------------------------------------   -------    --------------
                                                        6,019,063
--------------------------------------   -------    --------------
CAPITAL GOODS (6.1%)
Deere & Co.                                53,000       2,106,750
Emerson Electric Co.                       36,300       3,040,125
Foster Wheeler Corp.                       50,000       2,156,250
General Electric Co.                       77,000       6,400,625
--------------------------------------   -------    --------------
                                                       13,703,750
--------------------------------------   -------    --------------
CHEMICALS (1.9%)
Du Pont De Nemours & Co.                   35,000       2,874,375
Union Carbide Corp.                        30,000       1,297,500
--------------------------------------   -------    --------------
                                                        4,171,875
--------------------------------------   -------    --------------
CONSUMER GOODS (4.3%)
CUC International, Inc. (b)                60,000       2,062,500
Gillette Co.                               35,000       2,231,250
Proctor & Gamble, Inc.                     35,000       3,110,625
Victor Company of Japan, Ltd.             180,000       2,219,768
--------------------------------------   -------    --------------
                                                        9,624,143
--------------------------------------   -------    --------------
DIVERSIFIED COMPANIES (1.1%)
AlliedSignal, Inc.                         40,000       2,470,000
--------------------------------------   -------    --------------
DRUGS (8.2%)
American Home Products Corp.               70,000    $  4,147,500
Johnson & Johnson                          62,000       3,053,500
Lilly (Eli) & Co.                          10,000         572,500
Merck & Co., Inc.                          30,000       1,968,750
Pharmacia & Upjohn                         70,000       2,940,000
Rhone-Poulenc Rorer, Inc.                  44,750       3,149,281
SmithKline Beecham PLC, ADR                45,000       2,621,250
--------------------------------------   -------    --------------
                                                       18,452,781
--------------------------------------   -------    --------------
ELECTRONICS PRODUCTS (1.8%)
Intel Corp.                                50,000       3,990,625
--------------------------------------   -------    --------------
FINANCE (13.8%)
Associates First Capital Corp.,
Class A                                    50,800       2,006,600
Bank of Boston Corp.                       57,000       3,006,750
BankAmerica Corp.                          25,000       1,937,500
Beacon Properties, REIT                   132,000       3,597,000
Camden Property Trust, REIT                45,000       1,147,500
Chase Manhattan Corp.                      15,000       1,115,625
Federal National Mortgage Association     130,000       4,030,000
Keycorp                                    50,000       2,006,250
Merrill Lynch & Co., Inc.                  30,000       1,837,500
Nationsbank Corp.                          30,000       2,553,750
Norwest Corp.                              75,000       2,821,875
Patriot Amer Hospitality, Inc., REIT      100,000       3,050,000
TCF Financial Corp.                        50,000       1,868,750
--------------------------------------   -------    --------------
                                                       30,979,100
--------------------------------------   -------    --------------
FOODS (7.0%)
Anheuser Busch Cos., Inc.                  29,000       2,196,750
CPC International, Inc.                    17,000       1,170,875
Coca-Cola Co.                             115,000       5,750,000
ConAgra, Inc.                              45,000       1,895,625
Philip Morris Cos., Inc.                   21,000       1,884,750
Sara Lee Corp.                             89,000       2,803,500
--------------------------------------   -------    --------------
                                                       15,701,500
--------------------------------------   -------    --------------
HEALTHCARE SERVICES (0.9%)
Medtronic, Inc.                            40,000       2,080,000
--------------------------------------   -------    --------------
INSURANCE (4.0%)
Allstate Corp.                             15,000         669,375
American International Group, Inc.         30,000       2,850,000
GCR Hldgs., Ltd.                          150,000       3,431,250
Travelers/Aetna Property Casualty
Corp., Class A                             75,000       2,062,500
--------------------------------------   -------    --------------
                                                        9,013,125
--------------------------------------   -------    --------------

(continued on next page)

PAGE 10
-------------------------------------
Keystone Growth and Income Fund (S-1)

SCHEDULE OF INVESTMENTS--August 31, 1996
                                                        Market
                                          Shares         Value
--------------------------------------   -------    --------------
METALS & MINING (1.6%)
Aluminum Company of America                34,800    $  2,161,950
Phelps Dodge Corp.                         25,000       1,512,500
--------------------------------------   -------    --------------
                                                        3,674,450
--------------------------------------   -------    --------------
NATURAL GAS (1.7%)
Anadarko Petroleum Corp.                   40,000       2,110,000
Louisiana Land & Exploration Co.           30,000       1,706,250
--------------------------------------   -------    --------------
                                                        3,816,250
--------------------------------------   -------    --------------
OFFICE & BUSINESS EQUIPMENT (1.2%)
Sun Microsystems, Inc. (b)                 50,000       2,715,625
--------------------------------------   -------    --------------
OIL (5.8%)
Amoco Corp.                                27,120       1,871,280
Exxon Corp.                                55,000       4,475,625
Mobil Corp.                                21,100       2,379,025
Royal Dutch Petroleum Co.                  29,000       4,331,875
--------------------------------------   -------    --------------
                                                       13,057,805
--------------------------------------   -------    --------------
OIL SERVICES (2.6%)
Schlumberger, Ltd.                         35,000       2,953,125
Tidewater, Inc.                            75,000       2,878,125
--------------------------------------   -------    --------------
                                                        5,831,250
--------------------------------------   -------    --------------
PAPER & PACKAGING (1.5%)
Georgia Pacific Corp.                      30,000       2,231,250
International Paper Co.                    30,000       1,200,000
--------------------------------------   -------    --------------
                                                        3,431,250
--------------------------------------   -------    --------------
RESTAURANTS (0.7%)
McDonald's Corp.                           35,000       1,623,125
--------------------------------------   -------    --------------
RETAIL (3.8%)
Federated Department Stores, Inc. Del
(b)                                        53,000       1,835,125
The Gap, Inc.                              44,000       1,540,000
Home Depot, Inc.                           19,000       1,009,375
Sears, Roebuck and Co.                     30,000       1,320,000
Wal-Mart Stores, Inc.                     105,000       2,782,500
--------------------------------------   -------    --------------
                                                        8,487,000
--------------------------------------   -------    --------------
SOFTWARE SERVICES (4.3%)
BMC Software, Inc. (b)                     38,000       2,840,500
Electronic Data Systems Corp.              50,000       2,725,000
Microsoft Corp. (b)                        34,000       4,167,125
--------------------------------------   -------    --------------
                                                        9,732,625
--------------------------------------   -------    --------------
TELECOMMUNICATIONS (6.7%)
AT&T Corp.                                 35,000    $  1,837,500
Ameritech Corp.                            25,000       1,290,625
Bell South Corp.                           50,000       1,812,500
Cisco Systems, Inc. (b)                    50,000       2,634,375
GTE Corp.                                  30,000       1,181,250
Lucent Technologies, Inc.                  49,800       1,836,375
MFS Communications, Inc. (b)               50,000       2,115,625
Telefonica Del Peru S.A., ADR              57,900       1,353,412
Teleport Communications Group, Inc.
(b)                                        46,700       1,074,100
--------------------------------------   -------    --------------
                                                       15,135,762
--------------------------------------   -------    --------------
TRANSPORTATION (1.8%)
Burlington Northern Santa Fe               17,234       1,378,720
Canadian National Railway Co.             135,000       2,581,875
--------------------------------------   -------    --------------
                                                        3,960,595
--------------------------------------   -------    --------------
UTILITIES (3.0%)
Allegheny Power Systems, Inc.              45,000       1,333,125
Carolina Power & Light Co.                 30,000       1,046,250
Central & South West Corp.                 76,000       2,004,500
Florida Progress Corp.                     35,000       1,211,875
Scana Corp.                                40,000       1,090,000
--------------------------------------   -------    --------------
                                                        6,685,750
--------------------------------------   -------    --------------
TOTAL COMMON STOCKS
(COST--$185,256,644)                                  210,793,315
--------------------------------------   -------    --------------
PREFERRED STOCKS (0.6%)
RETAIL (0.2%)
Kmart Financing, Inc.                      10,000         503,750
--------------------------------------   -------    --------------
TELECOMMUNICATIONS (0.4%)
Sprint Corp.                               25,000         900,000
--------------------------------------   -------    --------------
TOTAL PREFERRED STOCKS
(COST--$1,398,744)                                      1,403,750
--------------------------------------   -------    --------------

                                        Par
                                       Value
 ----------------------------------   -------    -------------
FIXED INCOME (0.5%)
CONVERTIBLE BONDS & NOTES (0.5%)
FINANCE (0.3%)
Sumitomo Bank International N.V.,
7.500%, 2001, ADN (d)                 596,714       640,250
 ----------------------------------   -------    -------------
INSURANCE (0.2%)
Republic of Italy, 5.000%, 2001       500,000       500,000
 ----------------------------------   -------    -------------

PAGE 11
-------------------------------------

SCHEDULE OF INVESTMENTS--August 31, 1996
                                                     Market
                                                     Value
 ----------------------------------   -------    -------------
TOTAL FIXED INCOME
(COST--$1,096,714)                                $  1,140,250
 ----------------------------------   -------    -------------

                                     Maturity
                                      Value
 -------------------------------    -----------   -------------
SHORT-TERM INVESTMENTS (4.9%)
REPURCHASE AGREEMENTS (4.9%)
Investments in repurchase
agreements, in a joint trading
account purchased 08/30/96,
5.243%, maturing 09/03/96          $11,018,415       11,012,000
 -------------------------------    -----------   -------------
TOTAL SHORT-TERM INVESTMENTS
(COST--$11,012,000) (C)                              11,012,000
 ----------------------------------------------   -------------
TOTAL INVESTMENTS
(COST--$198,764,102) (A)                            224,349,315
 ----------------------------------------------   -------------
OTHER ASSETS AND LIABILITIES--
NET (0.2%)                                              469,949
 ----------------------------------------------   -------------
NET ASSETS (100%)                                  $224,819,264
 ----------------------------------------------   -------------

   (a) The cost of investments and foreign currency holdings for federal income tax purposes amounted to $199,189,467. Gross unrealized appreciation and depreciation on investments, based on identified tax cost, at August 31, 1996 are as follows:

       Gross unrealized appreciation      $26,838,904
       Gross unrealized depreciation       (1,679,056)
                                         -------------
       Net unrealized appreciation        $25,159,848
                                         -------------

   (b) Non-income-producing security.

   (c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at August 31, 1996.

   (d) Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Federal Securities Act of 1933. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

Legend of Portfolio Abbreviations:

ADN--American Depository Notes
ADR--American Depository Receipts
REIT--Real Estate Investment Trust

See Notes to Financial Statements.

PAGE 12
-------------------------------------
Keystone Growth and Income Fund (S-1)

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)

                                                                                Year ended August 31,
                              ---------------------------------------------------------------------------------------------------
                                1996     1995       1994      1993       1992      1991       1990     1989      1988        1987
                              --------  -------   --------  --------   --------  --------   -------- --------   -------   -------
Net asset value beginning of
year                          $  22.98 $  23.21   $  25.42  $  23.17   $  25.12  $  22.97   $  24.82 $  18.93  $  27.23  $  25.49
                              --------  -------   --------  --------   --------  --------   -------- --------   -------   -------
Income from investment
operations:
Net investment income             0.12     0.25       0.16      0.11       0.15      0.19       0.22     0.32      0.46      0.18
Net gain (loss) on investments
and foreign currency related
transactions                      3.69     2.66      (0.35)     3.11      (0.11)     4.72      (1.29)    6.16     (6.77)     6.50
                              --------  -------   --------  --------   --------  --------   -------- --------   -------   -------
Total from investment
operations                        3.81     2.91      (0.19)     3.22       0.04      4.91      (1.07)    6.48     (6.31)     6.68
                              --------  -------   --------  --------   --------  --------   -------- --------   -------   -------
Less distributions from:
Net investment income            (0.54)   (0.25)     (0.23)    (0.11)     (0.15)    (0.26)     (0.65)   (0.59)    (0.46)    (0.42)
In excess of net investment
income                           (0.22)   (0.11)     (0.05)    (0.17)     (0.17)    (0.25)     (0.09)       0         0         0
Net realized gain on
investments                      (0.98)   (2.78)     (1.74)    (0.69)     (1.67)    (2.25)     (0.04)       0     (1.53)    (4.52)
                              --------  -------   --------  --------   --------  --------   -------- --------   -------   -------
Total distributions              (1.74)   (3.14)     (2.02)    (0.97)     (1.99)    (2.76)     (0.78)   (0.59)    (1.99)    (4.94)
                              --------  -------   --------  --------   --------  --------   -------- --------   -------   -------
Net asset value end of year   $  25.05 $  22.98   $  23.21  $  25.42   $  23.17  $  25.12   $  22.97 $  24.82  $  18.93  $  27.23
                              --------  -------   --------  --------   --------  --------   -------- --------   -------   -------
                              --------  -------   --------  --------   --------  --------   -------- --------   -------   -------
Total return (a)                 17.31%   13.87%     (0.72%)   14.31%      0.38%    24.82%     (4.56%)  34.99%   (24.55%)   34.80%
Ratios/supplemental data
Ratios to average net assets:
Total Expenses                    1.85%(b) 1.75%      2.07%     2.28%      2.08%     2.33%      2.35%    2.05%     1.77%     2.21%
Net investment income             0.52%    1.09%      0.67%     0.47%      0.61%     0.93%      1.36%    2.16%     2.28%     0.88%
Portfolio turnover rate            139%     115%        73%       96%        95%       64%        47%      44%       82%       71%
Average commission rate paid  $ 0.0635      N/A        N/A       N/A        N/A       N/A        N/A      N/A       N/A       N/A
                              --------  -------   --------  --------   --------  --------   -------- --------   -------   -------
Net assets end of year
(thousands)                   $224,819 $199,456   $208,532  $234,688   $204,004  $176,985   $154,124 $187,696  $195,375  $261,804
                              --------  -------   --------  --------   --------  --------   -------- --------   -------   -------
                              --------  -------   --------  --------   --------  --------   -------- --------   -------   -------

(a) Excluding applicable sales charges.

(b) The ratio of total expenses to average net assets includes indirectly paid expenses for the year ended August 31, 1996. Excluding indirectly paid expenses the expense ratio would have been 1.84%.

See Notes to Financial Statements.

PAGE 13
--------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996

Assets
 Investments at market value
  (identified cost--$198,764,102)                          $224,349,315
 Cash                                                               351
 Receivable for:
  Fund shares sold                                              111,142
  Dividends and interest                                        541,951
 Prepaid expenses                                                 5,231
 Other assets                                                    19,564
------------------------------------------------------    --------------
   Total assets                                             225,027,554
------------------------------------------------------    --------------
Liabilities
 Payable for:
  Fund shares redeemed                                          144,555
  Tax withholding                                                 2,325
 Accrued reimbursable expenses                                      776
 Other accrued expenses                                          60,634
------------------------------------------------------    --------------
   Total liabilities                                            208,290
------------------------------------------------------    --------------
Net assets                                                 $224,819,264
------------------------------------------------------    --------------
Net assets represented by:
 Paid-in capital                                           $173,170,625
 Undistributed net investment income                          5,624,332
 Accumulated net realized gain on investments and
  foreign currency related transactions                      20,439,094
 Net unrealized appreciation on investments                  25,585,213
------------------------------------------------------    --------------
   Total net assets applicable to outstanding
    shares of beneficial interest ($25.05 per share
    on 8,974,524 shares outstanding)                       $224,819,264
------------------------------------------------------    --------------

See Notes to Financial Statements.


STATEMENT OF OPERATIONS
Year Ended August 31, 1996

Investment income:
Dividends (net of withholding taxes
 of $29,150)                                                $ 4,662,925
Interest                                                        584,100
------------------------------------------     ----------    -----------
  Total income                                                5,247,025
------------------------------------------     ----------    -----------
Expenses (Notes 4 and 5):
Management fee                                $1,492,757
Transfer agent fees                              611,194
Accounting, auditing and legal                    53,941
Custodian fees                                   129,018
Trustee fees and expenses                          9,311
Printing                                          33,610
Distribution Plan expenses                     1,738,556
Registration fees                                 32,160
Miscellaneous expenses                             9,802
------------------------------------------     ----------    -----------
  Total expenses                                              4,110,349
  Less: Expenses paid indirectly (Note 6)                       (22,223)
------------------------------------------     ----------    -----------
  Net expenses                                                4,088,126
------------------------------------------     ----------    -----------
Net investment income                                         1,158,899
------------------------------------------     ----------    -----------
Net realized gain (loss) on  investments
and foreign currency  related transactions                   35,400,173
------------------------------------------     ----------    -----------
Net change in unrealized appreciation on
 investments                                                 (2,334,533)
------------------------------------------     ----------    -----------
Net realized and unrealized gain on
 investments and foreign currency  related
transactions                                                 33,065,640
------------------------------------------     ----------    -----------
Net increase in net assets resulting
 from operations                                            $34,224,539
------------------------------------------     ----------    -----------

PAGE 14
---------------------------------------------
Keysone Growth and Income Fund (S-1)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       Year Ended August 31,
                                                                                  ------------------------------
                                                                                     1996             1995
                                                                                  ------------   ---------------
Operations:
Net investment income                                                            $  1,158,899     $  2,132,379
Net realized gain on investments and foreign currency related transactions         35,400,173       21,450,785
Net change in unrealized appreciation on investments                               (2,334,533)       1,448,539
--------------------------------------------------------------------------------  ------------   --------------
 Net increase in net assets resulting from operations                              34,224,539       25,031,703
--------------------------------------------------------------------------------  ------------   --------------
Distributions to shareholders from:
Net investment income                                                              (4,796,628)      (2,132,379)
In excess of net investment income                                                 (1,898,638)        (998,558)
Net realized gain on investments                                                   (8,574,523)     (23,335,489)
--------------------------------------------------------------------------------  ------------   --------------
 Total distributions to shareholders                                              (15,269,789)     (26,466,426)
--------------------------------------------------------------------------------  ------------   --------------
Capital share transactions (Note 2):
Proceeds from shares sold                                                          54,640,514       24,297,348
Payment for shares redeemed                                                       (61,283,587)     (54,390,106)
Net asset value of shares issued in reinvestment of distributions                  13,051,460       22,451,463
--------------------------------------------------------------------------------  ------------   --------------
Net increase (decrease) in net assets resulting from capital share transactions     6,408,387       (7,641,295)
--------------------------------------------------------------------------------  ------------   --------------
 Total increase (decrease) in net assets                                           25,363,137       (9,076,018)
--------------------------------------------------------------------------------  ------------   --------------
Net assets:
Beginning of year                                                                 199,456,127      208,532,145
--------------------------------------------------------------------------------  ------------   --------------
End of year [including undistributed net investment income as follows:
1996--$5,624,332 and 1995--$3,637,729]                                           $224,819,264     $199,456,127
================================================================================  ============   ==============

See Notes to Financial Statements.

PAGE 15
--------------------------------------

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Growth and Income Fund (S-1), (the "Fund") is a common law trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and KMI is in turn a wholly-owned subsidiary of Keystone. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's investment objective is growth of capital and long-term growth of income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Investments are usually valued at the closing sales price, or, in the absence of sales and for over-the- counter securities, the mean of the bid and asked prices. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

 Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which combined with interest, approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

 Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States ("U.S.") dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange

PAGE 16
-----------------------------------------------
Keystone Growth and Income Fund (S-1)

rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions

D. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

F. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income tax is required.

G. Distributions

The Fund distributes net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

 Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due differing treatment of short-term gains.

(2.) Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                               Year ended August 31,
                           ----------------------------
                               1996            1995
------------------------    -----------   -------------
Shares sold                  2,238,539       1,107,879
Shares redeemed             (2,509,938)     (2,449,356)
Shares issued in
reinvestment of
distributions                  568,144       1,033,621
------------------------    -----------   -------------
Net increase (decrease)        296,745        (307,856)
========================    ===========   =============

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the year ended August 31, 1996 were $295,613,081 and $311,318,832, respectively.

(4.) Distribution Plan

The Fund bears some of the costs of selling its shares under a Distribution Plan (the "Plan") adopted pursu-

PAGE 17
-------------------------------------------


ant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts which are calculated and paid daily.

  Under the Plan, the Fund pays a distribution fee amount which may not exceed 1.00% of the Fund's average daily net assets. Of that amount, 0.75% is used to pay distribution expenses and 0.25% may be used to pay service fees.

  Contingent deferred sales charges paid by redeeming shareholders may be paid to KIDC. During the year ended August 31, 1996, the Fund received $49,734 in contingent deferred sales charges.

  The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Plan was in effect.

  KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

(5.) Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee, computed and paid daily, which is determined by applying percentage rates starting at 0.70% and declining as net assets increase to 0.35% per annum, to the average daily net asset value of the Fund.

  KMI has entered into an Investment Advisory Agreement with Keystone under which Keystone provides investment advisory and management services to the Fund. In return for its services, Keystone receives an annual fee equal to 85% of the management fee received by KMI.

  During the year ended August 31, 1996, the Fund paid or accrued $15,735 to Keystone for certain accounting services. The Fund paid or accrued $611,194 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the year ended August 31, 1996, the Fund incurred total custody fees of $129,018 and received a credit of $22,223 pursuant to this expense offset arrangement, resulting in a net custody expense of $106,795. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Distributions to Shareholders

A distribution from net investment income of $0.050 per share was declared payable by October 4, 1996 to shareholders of record September 25, 1996. This distribution is not reflected in the accompanying financial statements.

PAGE 18
--------------------------------------------
Keystone Growth and Income Fund (S-1)

(8.) Subsequent Event

On September 6, 1996, Keystone Investments, Inc. entered into an Agreement and Plan of Acquisition and Merger (the "Acquisition") with First Union Corporation and First Union National Bank of North Carolina ("First Union") whereby First Union would acquire all the assets and liabilities of Keystone Investments, Inc. in exchange for shares of First Union. Subject to the receipt of the required regulatory and shareholder approvals, the Acquisition is expected to take place in late December 1996.


----------------------------------------------------------------------------

FEDERAL TAX STATUS--FISCAL 1996 DISTRIBUTIONS (Unaudited)

  During the fiscal year ended August 31, 1996, distributions of $1.74 per share were paid in shares or cash. This total includes a taxable long-term capital gain distribution of $0.98 per share. The remaining $0.76 per share is taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts.

  The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for accounting
(book) purposes and Internal Revenue Service (tax) purposes.

  In January 1997, we will send you complete information on the distributions paid during the calendar year 1996 to help you in completing your federal tax return.

PAGE 19
----------------------------------------------


                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Growth and Income Fund (S-1)

We have audited the accompanying statement of assets and liabilities of Keystone Growth and Income Fund (S-1), including the schedule of investments, as of August 31, 1996 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Growth and Income Fund (S-1), as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP
Boston, Massachusetts
September 27, 1996

 [covers]

                                    KEYSTONE
                                FAMILY OF FUNDS
                                   [diamond]
                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategis Growth Fund (K-2)
                                 Tax Free Fund


This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

[logo] KEYSTONE
       INVESTMENTS

       P.O. Box 2121
       Boston, Massachusetts 02106-2121

S1-R-10/96
17.6M


                                    KEYSTONE

                               [photo of leaves]

                                   GROWTH AND
                               INCOME FUND (S-1)


                                     [LOGO]

                                 ANNUAL REPORT
                                AUGUST 31, 1996